UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 26, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-2F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: September 29, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005

Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  September 26, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                  Ending
                Face        Principal                                                       Realized      Deferred     Principal
Class          Value        Balance          Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1       13,167,000.00     13,167,000.00          0.00      60,348.75         60,348.75     0.00         0.00     13,167,000.00
IA2       69,774,000.00     64,002,081.83    864,102.97     266,675.34      1,130,778.31     0.00         0.00     63,137,978.86
IA3       23,258,000.00     21,334,027.28    288,034.32      70,068.95        358,103.27     0.00         0.00     21,045,992.96
IA5       12,456,000.00     12,255,466.99     33,960.36      56,170.89         90,131.25     0.00         0.00     12,221,506.63
IA6        7,209,000.00      7,409,533.01          0.00           0.00              0.00     0.00    33,960.36      7,443,493.37
IIA1     105,000,000.00    100,639,748.16    996,667.20     356,432.44      1,353,099.64     0.00         0.00     99,643,080.96
IIA3      45,860,000.00     29,121,895.52  3,197,204.61           0.00      3,197,204.61     0.00   145,609.48     26,070,300.39
IIIA1     13,172,000.00     10,473,233.30    279,196.04      33,961.64        313,157.68     0.00         0.00     10,194,037.26
AP         1,199,835.00      1,132,888.99      1,483.16           0.00          1,483.16     0.00         0.00      1,131,405.83
B1         5,431,000.00      5,401,804.36      5,040.46      26,434.64         31,475.10     0.00         0.00      5,396,763.90
B2         1,961,000.00      1,950,458.18      1,819.99       9,544.90         11,364.89     0.00         0.00      1,948,638.19
B3         1,207,000.00      1,200,511.47      1,120.21       5,874.90          6,995.11     0.00         0.00      1,199,391.26
B4           754,000.00        749,946.70        699.78       3,669.99          4,369.77     0.00         0.00        749,246.92
B5           603,000.00        599,758.42        559.64       2,935.02          3,494.66     0.00         0.00        599,198.78
B6           603,798.00        600,552.40        560.38       2,938.90          3,499.28     0.00         0.00        599,992.02
R1                 0.00              0.00          0.00           0.10              0.10     0.00         0.00              0.00
R2                 0.00              0.00          0.00           0.00              0.00     0.00         0.00              0.00
TOTALS   301,655,633.00    270,038,906.61  5,670,449.12     895,056.46      6,565,505.58     0.00   179,569.84    264,548,027.33
----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4       23,258,000.00     21,334,027.28          0.00      54,379.55         54,379.55     0.00         0.00     21,045,992.96
IIA2      30,625,000.00     29,353,259.88          0.00     146,766.30        146,766.30     0.00         0.00     29,062,565.28
IIIA2     13,172,000.00     10,473,233.30          0.00      35,859.91         35,859.91     0.00         0.00     10,194,037.26
AX           127,206.00        118,885.10          0.00         792.57            792.57     0.00         0.00        117,878.69
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DXY4  1,000.00000000    0.00000000    4.58333333        4.58333333      1,000.00000000     IA1           5.500000
IA2     36242DXZ1    917.27694886   12.38431178    3.82198727       16.20629905        904.89263709     IA2           5.000000
IA3     36242DYA5    917.27694901   12.38431163    3.01268166       15.39699329        904.89263737     IA3           3.941250
IA5     36242DYC1    983.90068963    2.72642582    4.50954480        7.23597062        981.17426381     IA5           5.500000
IA6     36242DYD9  1,027.81703565    0.00000000    0.00000000        0.00000000      1,032.52786378     IA6           5.500000
IIA1    36242DYE7    958.47379200    9.49206857    3.39459467       12.88666324        948.98172343     IIA1          4.250000
IIA3    36242DYG2    635.01734671   69.71662909    0.00000000       69.71662909        568.47580440     IIA3          6.000000
IIIA1   36242DYH0    795.11336927   21.19617674    2.57832068       23.77449742        773.91719253     IIIA1         3.891250
AP      36242DYL1    944.20398638    1.23613664    0.00000000        1.23613664        942.96784975     AP            0.000000
B1      36242DYM9    994.62426073    0.92809059    4.86736144        5.79545203        993.69617013     B1            5.872402
B2      36242DYN7    994.62426313    0.92809281    4.86736359        5.79545640        993.69617032     B2            5.872402
B3      36242DYP2    994.62425021    0.92809445    4.86735708        5.79545153        993.69615576     B3            5.872402
B4      36242DYS6    994.62427056    0.92809019    4.86736074        5.79545093        993.69618037     B4            5.872402
B5      36242DYT4    994.62424544    0.92809287    4.86736318        5.79545605        993.69615257     B5            5.872402
B6      36242DYU1    994.62469236    0.92809185    4.86735630        5.79544815        993.69660052     B6            5.872402
TOTALS               895.18933867   18.79775645    2.96714651       21.76490296        876.98686313
IA4     36242DYB3    917.27694901    0.00000000    2.33810087        2.33810087        904.89263737     IA4           3.058750
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IIA2    36242DYF4    958.47379200    0.00000000    4.79236898        4.79236898        948.98172343     IIA2          6.000000
IIIA2   36242DYJ6    795.11336927    0.00000000    2.72243471        2.72243471        773.91719253     IIIA2         4.108750
AX      36242DYK3    934.58720501    0.00000000    6.23060233        6.23060233        926.67554990     AX            8.000000
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Annette M Marsula
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                            Collateral Group 1                                                                   122,748,326.48
                            Collateral Group 2                                                                   135,209,487.85
                            Collateral Group 3                                                                    10,948,203.86
                            Collateral Group P                                                                     1,132,889.95

Sec. 4.01(ii)   Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                            Collateral Group 1                                                                   121,591,185.53
                            Collateral Group 2                                                                   131,156,986.84
                            Collateral Group 3                                                                    10,668,449.68
                            Collateral Group P                                                                     1,131,406.79

Sec. 4.01(ii)   Scheduled Principal for Each Collateral Group
                            Collateral Group 1                                                                       134,096.51
                            Collateral Group 2                                                                       105,199.00
                            Collateral Group 3                                                                        12,864.96
                            Collateral Group P                                                                         1,426.51

Sec. 4.01(ii)   Principal Prepayments for Each Collateral Group
                            Collateral Group 1                                                                     1,023,044.45
                            Collateral Group 2                                                                     3,947,302.00
                            Collateral Group 3                                                                       266,889.21
                            Collateral Group P                                                                            56.65

Sec. 4.01(ii)   CPR for Each Collateral Group
                            Collateral Group 1                                                                       9.565402 %
                            Collateral Group 2                                                                      29.940418 %
                            Collateral Group 3                                                                      25.658931 %
                            Collateral Group P                                                                       0.060065 %
Sec. 4.01(iii)  Available Distribution                                                                             6,803,303.92
                            Aggregate Principal Distribution Amount                                                5,490,879.29
                            Principal Prepayment Amount                                                            5,237,292.31

Sec. 4.01(v)    Unscheduled Principal By Categories
                            Payoffs                                                                                5,186,334.97
                            Principal Prepayments                                                                     50,957.34
                            Liquidation Proceeds                                                                           0.00
                            Condemnation Proceeds                                                                          0.00
                            Insurance Proceeds                                                                             0.00

Sec. 4.01(vi)   Interest Payment
                            Class IA1
                                                   Accrued and Paid for Current Month                                 60,348.75
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IA2
                                                   Accrued and Paid for Current Month                                266,675.34
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IA3
                                                   Accrued and Paid for Current Month                                 70,068.95
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IA4
                                                   Accrued and Paid for Current Month                                 54,379.55
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IA5
                                                   Accrued and Paid for Current Month                                 56,170.89
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IA6
                                                   Accrued and Paid for Current Month                                      0.00
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IIA1
                                                   Accrued and Paid for Current Month                                356,432.44
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IIA2
                                                   Accrued and Paid for Current Month                                146,766.30
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IIA3
                                                   Accrued and Paid for Current Month                                      0.00
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IIIA1
                                                   Accrued and Paid for Current Month                                 33,961.64
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class IIIA2
                                                   Accrued and Paid for Current Month                                 35,859.91
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class AX
                                                   Accrued and Paid for Current Month                                    792.57
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class B1
                                                   Accrued and Paid for Current Month                                 26,434.64
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class B2
                                                   Accrued and Paid for Current Month                                  9,544.90
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class B3
                                                   Accrued and Paid for Current Month                                  5,874.90
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class B4
                                                   Accrued and Paid for Current Month                                  3,669.99
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class B5
                                                   Accrued and Paid for Current Month                                  2,935.02
                                                   Accrued and Paid from Prior Months                                      0.00
                            Class B6
                                                   Accrued and Paid for Current Month                                  2,938.90
                                                   Accrued and Paid from Prior Months                                      0.00

Sec. 4.01(vii)  Servicing Fees
                            Servicer Fee Paid                                                                         56,552.18

Sec. 4.01(viii) Monthly Advances
                            Current Period Advances                                                                1,204,506.28
                            Current Period Reimbursed Advances                                                             0.00
                            Aggregate Unreimbursed Advances                                                        8,620,005.06

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                            Current Period Advances                                                                        0.00
                            Current Period Reimbursed Advances                                                             0.00
                            Aggregate Unreimbursed Advances                                                                0.00


Sec. 4.01(xi)               Number of Outstanding Mortgage Loans                                                            578
                            Balance of Outstanding Mortgage Loans                                                264,548,028.84


Sec. 4.01(xii)                        Number and Balance of Delinquent Loans
                                       Group Totals
                                                                                Principal
                                       Period                Number               Balance               Percentage
                                      0-29 days                     576          263,476,666.60                  99.60 %
                                      30-59 days                      1              379,000.00                   0.14 %
                                      60-89 days                      0                    0.00                   0.00 %
                                      90-119 days                     1              692,362.22                   0.26 %
                                      120+days                        0                    0.00                   0.00 %
                                       Total                        578          264,548,028.82                 100.00 %

Sec. 4.01(xii)                        Number and Balance of Loans in Bankruptcy
                                      Group Totals
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %

Sec. 4.01(xii)                        Number and Balance of Loans in Foreclosure
                                      Group Totals
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %

Sec. 4.01(xiii)                       Number and Balance of REO Loans
                                      Group Totals
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %


Sec. 4.01(xv)               Aggregate Principal Payment
                                                   Scheduled Principal                                         253,586.98
                                                   Payoffs                                                   5,186,334.97
                                                   Prepayments                                                  50,957.34
                                                   Liquidation Proceeds                                              0.00
                                                   Condemnation Proceeds                                             0.00
                                                   Insurance Proceeds                                                0.00
                                                   Realized Losses                                                   0.00

                                                   Realized Losses Group 1                                           0.00
                                                   Realized Losses Group 2                                           0.00
                                                   Realized Losses Group 3                                           0.00
                                                   Realized Losses Group P                                           0.00
                                                   Realized Gains                                                    0.00

                                                   Realized Gains Group 1                                            0.00
                                                   Realized Gains Group 2                                            0.00
                                                   Realized Gains Group 3                                            0.00
                                                   Realized Gains Group P                                            0.00

Sec. 4.01(xvi)              Aggregate Amount of Mortgage Loans Repurchased                                           0.00

Sec. 4.01(xvii)             Aggregate Amount of Shortfall Allocated for Current Period                               0.00
                                                   Class IA1                                                         0.00
                                                   Class IA2                                                         0.00
                                                   Class IA3                                                         0.00
                                                   Class IA4                                                         0.00
                                                   Class IA5                                                         0.00
                                                   Class IA6                                                         0.00
                                                   Class IIA1                                                        0.00
                                                   Class IIA2                                                        0.00
                                                   Class IIA3                                                        0.00
                                                   Class IIIA1                                                       0.00
                                                   Class IIIA2                                                       0.00
                                                   Class B1                                                          0.00
                                                   Class B2                                                          0.00
                                                   Class B3                                                          0.00
                                                   Class B4                                                          0.00
                                                   Class B5                                                          0.00
                                                   Class B6                                                          0.00
                                                   Class AX                                                          0.00

Sec. 4.01(xix) Group 1
                            Senior Percentage 1                                                                 96.2686 %
                            Senior Prepayment Percentage 1                                                     100.0000 %

                            Subordinate Percentage 1                                                             3.7314 %
                            Subordinate Prepayment Percentage 1                                                  0.0000 %

Sec. 4.01(xix) Group 2
                            Senior Percentage 2                                                                 95.9708 %
                            Senior Prepayment Percentage 2                                                     100.0000 %

                            Subordinate Percentage 2                                                             4.0292 %
                            Subordinate Prepayment Percentage 2                                                  0.0000 %

Sec. 4.01(xix) Group 3
                            Senior Percentage 3                                                                 95.6617 %
                            Senior Prepayment Percentage 3                                                     100.0000 %

                            Subordinate Percentage 3                                                             4.3383 %
                            Subordinate Prepayment Percentage 3                                                  0.0000 %


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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